Exhibit 99.1

Behringer Harvard Multifamily REIT I, Inc. Q4 and Full Year 2013 Update Call March 26, 2014 The Franklin– Delray Beach, FL (a joint venture owned community )

Forward-Looking Statements This presentation contains forward-looking statements, including discussion and analysis of the financial condition of Behringer Harvard Multifamily REIT I, Inc. (the “REIT”) and its subsidiaries and other matters. These forward-looking statements are not historical facts but are the intent, belief or current expectations of the REIT’s management based on their knowledge and understanding of the REIT’s business and industry. Words such as “may,” “anticipates,” “expects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “would,” “could,” “should” and variations of these words and similar expressions are intended to identify forward-looking statements. We intend that such forward-looking statements be subject to the safe harbor provisions created by Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). These statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, some of which are beyond our control, are difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements. Forward-looking statements that were true at the time made may ultimately prove to be incorrect or false. We caution you not to place undue reliance on forward-looking statements, which reflect the REIT’s management's view only as of the date of this presentation. We undertake no obligation to update or revise forward-looking statements to reflect changed assumptions the occurrence of unanticipated events or changes to future operating results.

Forward-Looking Statements Factors that could cause actual results to vary materially from any forward-looking statements made in this presentation include, but are not limited to: The forward looking statements should be read in light of these and other risk factors identified in the “Risk Factors” section of the REIT’s Annual Report on Form 10-K for the year ended December 31, 2013, as filed with the Securities and Exchange Commission. absence of a public market for the REIT’s securities; limited operating history; limited transferability and lack of liquidity; risks associated with lending activities; no assurance that distributions will continue to be made or that any particular rate of distribution will be maintained; until the proceeds from an offering are invested and generating cash flow from operating activities, some or all of the distributions will be paid from other sources, which may be deemed a return of capital, such as from the proceeds of an offering, cash advances by the advisor, cash resulting from a waiver of asset management fees, proceeds from the sales of assets, and borrowings in anticipation of future cash flow from operating activities, which could result in less proceeds to make investments in real estate; reliance on the program’s advisor; payment of significant fees to the advisor and their affiliates; potential conflicts of interest; lack of diversification in property holdings; market and economic challenges experienced by the U.S. economy or real estate industry as a whole and the local economic conditions in the markets in which our properties are located; the REIT’s ability to make accretive investments in a diversified portfolio of assets; availability of cash flow from operating activities for distribution; the REIT’s level of debt and the terms and limitations imposed on the REIT by its debt agreements; the availability of credit generally, and any failure to obtain debt financing at favorable terms or a failure to satisfy the conditions and requirements of that debt; the ability to secure resident leases at favorable rental rates; the ability to raise future capital through equity and debt security offerings and through joint venture arrangements; the ability to retain our executive officers and other key personnel of our advisor, our property manager and their affiliates; conflicts of interest arising out of our relationships with our advisor and its affiliates; the ability to successfully transition to a self-managed company; unfavorable changes in laws or regulations impacting our business, our assets or our key relationships; factors that could affect our ability to qualify as a real estate investment trust; potential development risks and construction delays; the potential inability to retain current tenants and attract new tenants due to a competitive real estate market; risk that a program’s operating results will be affected by economic and regulatory changes that have an adverse impact on a program’s investments; risks related to investments in distressed properties or debt include possible default under the original loan; unforeseen increases in operating and capital expenses; declines in real estate values; and, lack of availability of due diligence information. These risks may impact the REIT’s financial condition, operating results, returns to its shareholders, and ability to make distributions as stated in the REIT’s offering. Investment in securities of Behringer Harvard real estate programs is subject to substantial risks and may result in the loss of principal invested. Real Estate programs are not suitable for all investors.

Questions? Live question and answer session after prepared remarks During the call, please e-mail questions to: bhreit@behringerharvard.com

Today’s Presenters Robert S. Aisner Chief Executive Officer Mark T. Alfieri President and Chief Operating Officer Howard S. Garfield Chief Financial Officer

2013 and Q4 Highlights Improved operating performance both quarter-over-quarter and year-over-year Added eight development projects representing five new markets and 2,640 planned units Completed two development projects with combined investment of $48.9 million adding 301 units Acquired one 202-unit multifamily community in San Francisco for $108.7 million Sold four communities for gains of approximately $50.8 million Began transition to self management Entered into new co-investment arrangement with PGGM in December

New Co-investment Arrangement December announcement of new $300 million co-investment arrangement with PGGM In addition to existing $300 million co-investment arrangement Commitment of $225 million for investment in 15 existing development projects Benefits shareholders through: Portfolio diversification and risk reduction Additional fee revenue from joint venture portfolio and possible incentive payments

U.S. Multifamily Rent Growth and Occupancies Source: Witten Advisors Used with permission from Witten Advisors LLC. Forecast 85% 90% 95% 100% 1Q95 1Q96 1Q97 1Q98 1Q99 1Q00 1Q01 1Q02 1Q03 1Q04 1Q05 1Q06 1Q07 1Q08 1Q09 1Q10 1Q11 1Q12 1Q13 1Q14 1Q15 1Q16 Occupancy -5% 0% 5% 10% Year-Year Effective Rent Growth Equilibrium Occupancy Occupancy Occupancy Forecast Rent Growth Rent Growth Forecast

Net Completions and Absorption Source: Witten Advisors Used with permission from Witten Advisors LLC. -300,000 -200,000 -100,000 0 100,000 200,000 300,000 400,000 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 Rental Apartment Units Net Absorption New Completions Net Completions

Our Strategy Grow revenues and NOI through proactive property management Continuing to optimize rents and occupancy to grow revenues and NOI Keep focus on reduction or containment of operating costs Deploy remaining available cash Institutional quality, coastal and urban in-fill focus locations Highly amenitized developments and newer operating properties, providing higher rents per unit Opportunistic acquisitions Cost effective, flexible financing to compliment our investment strategy Complete transition to self-management

Geographic Distribution of Investments 55 Investments 34 Operating Properties 17 Developments 4 Mezzanine Loans Data is as of December 31, 2013.

Self-Management Transaction Timeline July 31, 2013 June 30, 2014 Sept. 30, 2014 5 Executives Become REIT Employees Remaining Professionals and Staff Become REIT Employees Treasury Information Technology Shareholder and Capital Markets Services provided by BH REIT Acquires GP of PGGM Joint Venture REIT Completes Self-Management Transaction* Human Resources Marketing/Branding Investor Relations Headquarters Location *Note: Following the Self-Management Closing, certain fees similar to fees under the Amended and Restated Advisory Agreement will be due with respect to the REIT’s acquisitions and other investments, including developments, if they were approved by the REIT’s board of directors prior to the Self-Management Closing. Corporate Services Transition Services provided by BH

Development Pipeline - $1.6 Billion Completed & Operating Communities Three communities 503 units $2,059 effective monthly rental rate $158 million completed cost Contributing operating cash flow Development Projects Under Construction 17 communities 5,007 units $1.4 billion expected cost $479 million deployed at December 31, 2013 Six expected to start leasing in 2014 Note: Chart reflects expenditures through December 31, 2013. Completed & operating developments include projects that have achieved positive cash flow from operations before debt service. $934 remaining $479 deployed

Net Completions and Absorption in Development Markets More supply than demand in past year More demand than supply in past year Supply = demand Source: Witten Advisors Used with permission from Witten Advisors LLC.

Loan Investments Property Name Investment Type Location Units Total Commitment Amounts Advanced at December 31, 2013 Fixed Interest Rate Maturity Date Jefferson at One Scottsdale Mezzanine loan Scottsdale, AZ 388 $22.7 $22.7 14.5% December 2015 Altis at Kendall Square Mezzanine loan Miami-Dade County, FL 321 $12.3 $12.3 15.0% January 2016 Jefferson Center Mezzanine loan Richardson, TX 360 $15.0 $9.0 15.0% January 2016 Jefferson Creekside Mezzanine loan Allen, TX 444 $14.1 $14.1 14.5% August 2015 Total 1,513 $64.1 $58.1 14.7% ($ millions)

Same Store Rental Income Growth – 2012 vs 2013 Note: Same Store Properties as of January 1, 2012

Same Store Occupancy and Rental Rates There were 28 stabilized comparable properties in the 4th quarter year over year comparison. Monthly rental revenue per unit has been calculated based on the leases in effect as of December 31, 2012 and 2013 for the applicable comparable properties. Monthly rental revenue per unit only includes base rents for the occupied units, including affordable housing payments and subsidies, and does not include other charges for storage, parking, pets, cleaning, clubhouse or other miscellaneous amounts.

*Reconciliations of Loss from continuing operations to same store Combined Net Operating Income can be found in the Current Report on Form 8-K filed on March 26, 2014 with the Securities and Exchange Commission. A copy of this filing is available on our website www.behringerinvestments.com. Same Store Net Operating Income* Trends 7% Increase There were 28 stabilized comparable properties in the 4th quarter year over year comparison. There were 28 stabilized comparable properties in the yearly comparison between 2012 and 2013.

Performance Comparison with Exchange Listed Apartment REITs Same Store Q4 2013 vs Q3 2013 Q4 2013 vs Q4 2012 FY 2013 vs FY 2012 Company Name Ticker SS Revenue Change (%) SS Expense Change (%) SS NOI Change (%) SS Revenue Change (%) SS Expense Change (%) SS NOI Change (%) SS Revenue Change (%) SS Expense Change (%) SS NOI Change (%) Associated Estates AEC -0.4 -4.3 2.0 3.0 1.9 3.6 3.3 0.7 5.0 AIMCO* AIV 0.3 -3.7 2.4 3.8 0.8 5.2 4.4 3.0 5.1 Avalon Bay AVB -.06 -.65 .21 3.5 5.0 2.9 4.3 3.5 4.7 BRE Properties BRE 1.4 -2.1 2.9 4.9 1.5 6.4 4.8 1.9 6.1 Camden CPT 0.5 -2.9 2.4 4.8 1.9 6.4 5.1 3.1 6.2 Equity Residential EQR -0.2 -4.6 2.0 4.0 3.5 4.3 4.5 3.4 5.0 Essex ESS 1.7 -1.6 3.2 6.6 3.1 8.2 6.3 4.0 7.4 Home Properties HME 1.3 2.3 0.7 2.7 1.9 3.2 3.2 1.8 4.0 Mid-America MAA 0.7 -4.3 4.4 5.6 1.7 8.5 4.7 2.2 6.6 Post Properties PPS -0.9 -2.5 0.1 3.1 6.2 1.2 3.8 4.5 3.4 UDR UDR 0.5 -4.8 2.9 4.5 2.4 5.4 4.9 2.6 6.0 Lowest -0.9 -4.8 0.1 2.7 0.8 1.2 3.2 0.7 3.4 Average .41 -2.5 1.9 4.1 2.8 4.7 4.5 2.9 5.3 Highest 1.7 2.3 3.2 6.6 6.2 8.2 6.3 4.5 7.4 Behringer Harvard Multifamily REIT I -0.3 -1.7 0.6 4.5 6.2 3.4 6.4 5.8 6.7 * Reflects AIMCO’s conventional same store change (excludes affordable component). Source: SNL

Total Rental Revenue 11% Increase

GAAP Net Loss Attributable to Common Stockholders

MFFO* Trends *Reconciliations of Net Loss to FFO to MFFO can be found in the Current Report on Form 8-K filed on March 26, 2014 with the Securities and Exchange Commission. A copy of this filing is available on our website www.behringerinvestments.com. **Weighted average number of common shares outstanding were 168.7 million and 167.3 million for the quarters ended December 31, 2013 and 2012, respectively, and 168.7 million and 166.2 million for the fiscal years ended December 31, 2013 and 2012, respectively.

Cash Flow from Operations Year over year growth due to: Improvements in operations Increase in average rent Excludes proceeds from sales 21% Increase

Debt Financing Obtained $268 million in new loans and commitments during the year at an average interest rate of 3.4% As of 12/31/13, the weighted average interest rate was 3.7% Note: Includes 100% of property debt balances regardless of our ownership.

Multifamily REIT I, Inc. Investments Burnham Pointe– Chicago, IL Argenta – San Francisco, CA Uptown Post Oak – Houston, TX The Cameron – Silver Springs, MD Burnham Pointe, Uptown Post Oak, and Allegro are wholly owned communities. Argenta, The Cameron, and Skye 2905 Urban Flats are joint venture owned communities. Allegro– Addison, TX Skye 2905 Urban Flats– Denver, CO

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Playback Information Investors may dial toll free (888) 203-1112 and use conference ID 9921205 to access a playback of today’s call Representatives may log on to the password protected portion of the Behringer Harvard website (www.behringerinvestments.com) for a playback of today’s call Replays will be available until Friday, April 25, 2014.